Deloitte &
  Touche LLP
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  [LOGO]        50 Fremont Street                      Telephone: (415) 247-4000
                San Francisco, California 94105-2230   Facsimile: (415) 247-4329



                                                                      Exhibit 11



INDEPENDENT AUDITORS' CONSENT



The Montgomery Funds:


We consent to the incorportion by reference in this Post-Effective Amendment
No. 42 to Registration Statement No. 33-34841 of The Montgomery Funds on Form N-1A of our report dated August 16, 1996 appearing in the Annual Report to shareholders.



/s/ Deloitte & Touche LLP


November 14, 1996





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Deloitte Touche
Tohmatsu
International
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